WELCOME
TO YOUR NEIGHBORHOOD BANK
GREER STATE BANK
MEMBER FDIC
www.GreerStateBank.com

Greer Bancshares Incorporated

Find it in Greer

THE LOST ART OF BANKING Annual Shareholders’ Meeting Greer Bancshares Incorporated April 24, 2008 Welcome Shareholders!

THE LOST ART OF BANKING
Agenda
• Welcome and Opening Remarks
– David M. Rogers, Chairman of the Board
• Invocation
• Introduction of Special Guests
– Bill Pitman of Leatherwood Law Firm
– David Wiggins and Matt Snow of Dixon
Hughes PLLC

THE LOST ART OF BANKING
Disclaimer
During this shareholder meeting, I or certain of our executive officers will make presentations about our past performance and future plans. I must caution you that these presentations will contain certain “forward-looking statements” concerning our future financial condition, business plans, operations, opportunities and prospects, including factors which may affect future earnings. Such forward-
looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They are
based on management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Additional information concerning factors that could cause actual results to materially differ from those in such forward-looking statements is contained in our Form 10-K for 2007 filed with the Securities and
Exchange Commission, and in our 2007 Annual Report which you received with your Proxy Statement.

THE LOST ART OF BANKING
Election of Directors
• To elect four directors to hold office until
the 2011 Annual Meeting of Stockholders;
• Director Nominees
– Gary M. Griffin
– Kenneth M. Harper
– R. Dennis Hennett
– David M. Rogers

THE LOST ART OF BANKING
Proxy Votes
• 2,483,116 total shares outstanding on the record
date of March 14, 2008.
• 1,621,887 shares or 65.3% of outstanding shares
have voted by proxy (more than sufficient for a quorum).
• Of the shares voted by proxy, no Director received less
than 96.7% affirmative vote.

THE LOST ART OF BANKING Other Business • No other business has been presented for consideration by the shareholders.

THE LOST ART OF BANKING PRESIDENT & CEO Kenneth Harper Shareholder Update

THE LOST ART OF BANKING
STATE OF THE U.S.
BANKING ECONOMY
•
ISSUES:
– Recessionary fears
– Subprime fall-out
– Resulting tightening of liquidity markets
– Credit quality issues
– Slower loan growth
– Narrowing spreads (YTD rate cuts of 200 basis points)
– Increasing regulatory costs

Total Banking Market Value
($ in Billions)
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,537
$1,124
2006Q1
2006Q2
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
Current
U.S. Banks

Source: SNL Financial.

Greer Bancshares Incorporated
Find it in Greer

THE LOST ART OF BANKING Banking Market Value Since December 31, 2006, the banking sector has lost approximately 27% of its total market value, amounting to a decline of over $413 billion.

THE LOST ART OF BANKING STOCK PRICE EVALUATION • Greer Bancshares (GRBS.OB) January 1, 2007 $24.00 April 18, 2008 $14.25 Change in Price (40.63%) Current Dividend Yield 4.77%

THE LOST ART OF BANKING
AS COMPARED TO:
January 1, 2007 April 18, 2008 Change
U. S. Money Center Banks
Bank of America $53.33 $38.56 (27.70%)
Wachovia $56.81 $27.24 (52.05%)
Regional Peers
BB&T $44.00 $34.53                 (21.52%)
The South Financial Group $26.86 $12.13 (54.84%)
Community Bank Peers
Southern First     $21.54 $15.00 (30.36%)
First National of Spartanburg $16.25 $ 9.10  (44.00%)

THE LOST ART OF BANKING
Outlook for the U.S. Banking Markets
• Expectation of up to 50 additional basis point cut in
Fed Funds Rate
• Concern related to significant number of ARM resets in
May 2008
• Typically takes 6 – 9 months for liabilities to re-price and catch up with decreases in adjustable rate loan portfolio
• Close eye on continuing credit concerns

THE LOST ART OF BANKING
Comments on
Southeastern U.S. Markets
With exception of Florida and Atlanta
markets, the Southeast appears to be fairing
better than other areas of the country in
terms of economic health.

Domestic Net Migration
300,000
250,000
200,000
150,000
100,000
50,000
-
2001
2002
2003
2004
2005
2006
2007
Florida
Georgia
North Carolina
South Carolina

Source: U.S. Census Bureau.

Greer Bancshares Incorporated

Find it in Greer

THE LOST ART OF BANKING Domestic Net Migration

THE LOST ART OF BANKING
• Upstate Market continues to benefit from
BMW/ICAR expansion and new industrial
announcements
• Upstate unemployment situation superior to
much of South Carolina
• Housing supply and demand balance relatively
stable
Comments on
Upstate S.C. Markets

THE LOST ART OF BANKING
• Greer population growth ranks as one of South
Carolina’s fastest growing markets
• Solid outlook for continued and significant industrial and retail expansions in our local market
• Significant growth and opportunity in the healthcare
segment of our market, with the new regional campuses
of Greenville Hospital System and Spartanburg Regional
Medical Center
• Greer housing starts more than double that of Greenville,
Simpsonville or Mauldin
• Demographic shift to a younger, more affluent population
Comments on
Greer Markets

THE LOST ART OF BANKING 2007 Income Statement Snapshot Net Income: $2,606M Basic EPS: $1.05/share

THE LOST ART OF BANKING
Greer State Bank
Balance Sheet Trends
12/31/2006
• Assets = $359 M
• Deposits =     $240 M
• Loans =         $244 M
• Capital =       $22.5 M
• Book Value =  $ 9.12          $ 9.85          + 8%
• Investments = $84 M
• Borrowings =  $92 M
12/31/2007      Change
• $390 M =     + 8.6%
• $244 M =     + 1.7%
• $261 M =     + 7%
• $22.4 M =    + 4%
•
• $99 M =       + 17.9%
• $116 M =     + 26.1%

THE LOST ART OF BANKING Loan Losses 2007: $1,298M 1989 – 2007: $3,142M Average Per Year: $165M Average excluding ABL credits: $62M/year

THE LOST ART OF BANKING 2004 Five Year Independence Assurance Plan Total Assets Target 12/31/09 $425M Actual 12/31/07 $390M Actual 3/31/08 $405M

eBonus checking

Greer Bancshares Incorporated

Find it in Greer

THE LOST ART OF BANKING
Retail Banking Highlights
Greg Sisk – Senior Vice President
• Development and roll-out of
• Addition of Manager Carole Stroud to our Retail Team at
the Poinsett Main Office
• Implementation of phone shops of Greer State Bank and
competition to benchmark and monitor service quality

eBonus checking

Greer Bancshares Incorporated

Find it in Greer

THE LOST ART OF BANKING
• Implemented 11/07
• $2.6MM in current deposit balances
• 223 accounts
Client Benefits
• Preferred interest rate
• Nationwide ATM access
GSB Benefit
• Savings associated with monthly statement
preparation and mailing
• More permanent accounts by virtue of auto
draft/auto deposit feature

THE LOST ART OF BANKING
Commercial Banking Highlights
Manager Vic Grout, EVP
PRODUCTION:
12/31/06 12/31/07 Change
Commercial
Loan Outstandings $176,809M $190,761M          $13,952M
Fee Income $785M $819M $34M
• Addition of seasoned bankers in Tim Lincolnhol
and Jim Boyd

THE LOST ART OF BANKING
Mortgage Banking Highlights
Manager Bill Harrill, SVP
PRODUCTION OVERVIEW:
2006 2007
Originations $24,745M $32,008M
Fee Income $281M $354M
Q1 2007 Q1 2008
Originations $6,234M $7,642M
Fee Income $67M $94M
• Addition of a highly experienced construction lender in
Scott Presley

THE LOST ART OF BANKING
Greer Financial Services
Manager John Gifford, Vice President
2007 Revenue Contribution $697M
2008 Revenue Target $750M
Key Initiatives:
• Implement advisor-oriented financial services practice
• Emphasize additional non-interest fee income areas including personal and business insurance; and corporate and small business retirement plans
• Enhance relationships with both Commercial and Retail Banking operations to further solidify client experience
• Strengthen existing client relationships by adding value through comprehensive financial planning

THE LOST ART OF BANKING
Batesville Road
Loan Production Office
• Opened August 2007
• Staffed by 3 professionals
• Total Loans Outstanding as of 3/31/08:
$10,878M
• Year-to-date Fee Income through 3/31/08:
$42M

THE LOST ART OF BANKING
2008 Areas of Focus
• Measured, quality loan growth
• Appropriately monitor, maintain and manage
existing credit portfolio
• Continue to leverage technology and our existing
branch/LPO network
– VOIP Conversion
– Server Consolidation
– New Deposit Platform System
• Non-Interest Expense Control

THE LOST ART OF BANKING IN MEMORIAM JOE COPELAND

THE LOST ART OF BANKING CLOSING COMMENTS David Rogers

THE LOST ART OF BANKING QUESTIONS

THE LOST ART OF BANKING Thank You For Your Support GRBS.OB greerstatebank.com